                            CORPORATE RESOLUTION TO LEASE

RESOLVED: That this corporation, BIEX, INC., lease from PHOENIX LEASING INCORPORATED, a California corporation, hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable; provided, however, that the original actual cost of such items of personal property under the lease shall not exceed the sum of $1,000,000.

RESOLVED FURTHER:  That:

  EDGAR LUCE               CHIEF FINANCIAL OFFICER         /s/ Edgar Luce
  --------------------     ---------------------------     --------------------
  (Print or type name)     (Title of Corporate Officer)    (specimen signature)
or
  JIM EDLUND               PRESIDENT & C.E.O               /s/ James A. Edlund
  --------------------     ---------------------------     --------------------
  (Print or type name)     (Title of Corporate Officer)    (specimen signature)

of this corporation (this officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be, and they hereby are, individually authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lessor, and Lessor is requested to accept, any lease that may be required by Lessor in connection with such leasing of personal property.

RESOLVED FURTHER: That the authorized officers be, and they hereby are, individually authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease and in connection with or incidental to the carrying of the same into effect, including, without limitation the execution, acknowledgment, and delivery of any and all instruments and documents which may reasonably be required by Lessor under or in connection with any such lease.

RESOLVED FURTHER: That Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

I, VIVIAN DULLIEN, Secretary of BIEX, INC., a corporation incorporated under the laws of the State of Delaware do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, duly and regularly passed or adopted by the Board of Directors of said corporation as required by law and by the by-laws of the said corporation on the 11 day of August, 1997.

I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing above are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary, and affixed the corporate seal of the said corporation, this 29 day of September, 1997.


AFFIX CORPORATE                              /s/ Vivian Dullien
  SEAL HERE                                  ----------------------------------
                                             SECRETARY OF BIEX, INC.

           AMENDMENT NO. 2 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 053-0002
           ----------------------------------------------------------------

THIS AMENDMENT No. 2 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 053-0002 ("Amendment") is dated as of September 25, 1997, by and between BIEX, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor").

                                       RECITALS
                                       --------

WHEREAS, Lessee and Lessor entered into that certain Master Equipment Lease Agreement No. 053-0002, dated as of December 31, 1995 which was amended by Amendment No. 1 dated as of August 22, 1996 (the "Lease"), pursuant to which Lessee is leasing or intends to lease equipment with an aggregate purchase price of $250,000 (the "Initial Commitment");

WHEREAS, Lessee has requested that Lessor increase the dollar limit on the aggregate purchase price of equipment which Lessor is willing to lease to Lessee under the Lease by an additional $750,000, (such increase hereinafter referred to as the "Additional Commitment");

WHEREAS, Lessor is willing to provide the Additional Commitment, on the terms set forth herein and Lessee is willing to agree to such terms; and

WHEREAS, Lessee and Lessor now desire to amend the Lease to provide for the Additional Commitment, and as otherwise provided in this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1. DEFINITIONS. Unless otherwise indicated, words and terms which are defined in the Lease shall have the same meaning where used herein. Upon execution of this Amendment, (i) the term "Lease" shall be deemed to include this Amendment;
(ii) the term "Equipment" shall be deemed to include the "Additional Equipment" and certain custom use equipment, installation and delivery costs, purchase tax, toolings, software specifically designed for Lessee, items located outside the United States of America, and items generally considered fungible or expendable or other items generally considered "Soft Costs" in accordance with GAAP, consistently applied ("Soft Costs"); and (iii) the term "Schedule(s)" shall be deemed to include any "Additional Commitment Schedule(s)," as these terms are defined herein.

2.   AMENDMENTS.  The Lease is hereby amended as follows:

     (a)  Following Section 3, a new Section 3A is added as follows:

          3A. LESSOR ADDITIONAL COMMITMENT. So long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, upon full funding of the Initial Commitment, Lessor agrees to provide the Additional Commitment and to lease to Lessee the groups of equipment (the "Additional Equipment") described on each schedule created pursuant to the Additional Commitment (each an "Additional Commitment Schedule"), subject to the following conditions: (i) that in no event shall Lessor be obligated to lease Additional Equipment to Lessee pursuant to the Additional Commitment where the aggregate purchase price of all Additional Equipment leased to Lessee pursuant to the Additional Commitment would exceed $750,000 but in any event, the Initial Commitment together with the Additional Commitment shall not exceed $1,000,000 ("Total Commitment"); of which Total

Commitment amount Lessor may purchase Soft Costs for lease to Lessee having an aggregate purchase price not exceeding an amount equal to 20% of the utilized Total Commitment; (ii) the amount of Additional Equipment purchased by Lessor at any one time shall be at least equal to $25,000 except for a final advance which may be less than $25,000; (iii) Lessor shall not be obligated to purchase Additional Equipment hereunder after June 30, 1998, provided that the funding period may be extended to September 30, 1998 if Lessor has received and approved in its sole discretion Lessee's monthly P&L Projections, Balance
Sheet and/or cash projections, in a monthly format acceptable to Lessor, viable through September 30, 1998 ("1998 Plan"); (iv) all Lease documentation relevant to the Additional Commitment required by Lessor has been executed by Lessee or provided by Lessee no later than October 10, 1997;(v) the equipment described on the Additional Commitment Schedule is acceptable to Lessor;(vi) with respect to each funding Lessee has provided to Lessor each of the closing documents and other items described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lessor) and which list may be modified for each subsequent funding; (vii) there is no material adverse change in Lessee's condition, financial or otherwise, as determined by Lessor, and Lessee so certifies, from (yy) the date of the most recent financial statements delivered by Lessee to Lessor prior to execution of this Amendment to
(zz) the date of Lessor's purchase of the Additional Equipment; (viii) at all fundings, Lessee is performing according to its financial forecasts and projections referred to as "Biex, Inc. P&L Forecast for Period 7/1/97 - 6/30/98 dated 7/23/97, viable through June 30, 1998", as may be amended by Lessee's 1998 Plan and otherwise from time to time in form and substance acceptable to Lessor (collectively, "Additional Commitment Business Plan"); (ix) Lessor or its agent has inspected and placed identification labels on the Additional Equipment; (x) Lessee shall offer to Lessor, on an exclusive basis, all lease transactions for equipment contemplated by Lessee until expiration of all Additional Commitment Schedules; however if Lessor declines to finance any such transaction or Lessee and Lessor cannot agree upon terms, then Lessee shall be free to seek such financing from any other third party; (xi) prior to each funding, Lessee shall notify Lessor regarding the placement of any Additional Equipment at Bioserve Corporation and obtain an agreement from Bioserve Corporation in the form attached hereto as Exhibit B; (xii) Lessor shall not be obligated to finance equipment which could be identified as fixtures; and (xiii) Lessor has received in form and substance acceptable to Lessor: (A) Lessee's interim financial statements signed by a financial officer of Lessee; and (B) evidence of Lessee's $527,659 cash position as of June 30, 1997.

     (b) SECTION 8. LOCATION; INSPECTION; LABELS. is amended by adding the following sentence after the first sentence thereof: "Lessee agrees that if any Equipment is placed at Bioserve Corporation, Lessee will obtain from Bioserve Corporation an agreement in the form attached as Exhibit B.

     (c)  Following Section 34, a new Section 34A is added as follows:

          34A. ADDITIONAL COMMITMENT FEE. Lessee has paid to Lessor a commitment fee ("Additional Commitment Fee") of $7,500 with respect to the Additional Commitment. The Additional Commitment Fee shall be applied by Lessor first to reimburse Lessor for all out-of-pocket UCC search costs, inspections and appraisal fees incurred by Lessor, and then proportionally to the first month's rent for each Additional Commitment Schedule, in the proportion that the purchase price of the Additional Equipment leased pursuant to the Additional Commitment Schedule bears to the Additional Commitment. However, the portion of the Additional Fee which is not applied to rental shall be non-refundable except if Lessor defaults in its obligations pursuant to Section 3A.

3. REPRESENTATIONS AND WARRANTIES: Lessee hereby reconfirms as of the date hereof, its representations and warranties set forth in Section 5 of the Lease.

4. CONTINUED VALIDITY OF LEASE. Except as amended by this Amendment, the Lease shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Such Amendment shall not amend or otherwise affect any of the Schedules executed and delivered by Lessee prior to the date hereof.

5. AUTHORIZATION. Each party represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

6. WHEN AMENDMENT IS EFFECTIVE. This Amendment shall be binding and deemed effective when executed by Lessee and accepted and executed by Lessor. Upon such effectiveness this Amendment shall be deemed to have amended the Lease as provided herein.

7. CAPTIONS. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

8. NO NOVATION. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Lease shall remain in full force and effect.

9. SEVERABILITY. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

10. ENTIRE AGREEMENT. The Lease as amended by this Amendment constitutes the entire agreement between Lessee and Lessor with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Lessee acknowledges and agrees that Lessor has not made any representation, warranty or covenant in connection with this Amendment.

11. CONFLICTS. In the event of any conflict between the terms of this Amendment and terms of the Master Equipment Lease Agreement No. 053-0002 as amended by Amendment No. 1, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

LESSOR:                                 LESSEE:

PHOENIX LEASING INCORPORATED            BIEX, INC.

By:                                     By: /s/ Edgar Luce
    --------------------------------        --------------------------------

Title: Contract Administrator           Title: Chief Financial Officer
      --------------------------------        --------------------------------

                                        Exhibit A to Amendment No. 2
                                        to MASTER EQUIPMENT LEASE NO. 053-0002
                                        Dated as of December 31, 1995

                              CLOSING MEMORANDUM

1.*    Duly executed Amendment No. 2 marked "Original."

2.     Duly executed Additional Commitment Schedule marked "Original."

3.     Duly executed Certificate of Acceptance. [EXECUTE UPON ACCEPTANCE OF
       EQUIPMENT]

4.     Insurance Certificates.

5.* Resolutions of Lessee's Board of Directors, including an incumbency certificate.

6.**   Real Property Waiver.

7.     UCC Financing Statements.

8.     Bill of Sale (for Sale-Leaseback Equipment).

9.     UCC search.

10.*   Payment of Commitment Fee.

11.    Equipment List, in form and substance satisfactory to Lessor.

12.    Lessee's most recent financial statements.

13. Certificate of Chief Financial Officer stating that no event of default has occurred, there is no adverse change in the financial condition of Lessee and that the Additional Equipment is free of any encumbrances.

14. See Section 3A of Amendment No. 2 for additional preconditions to closing.

15.    Intercreditor Agreement, if applicable.

16.*** Agreement of Bioserve Corporation


*    First Schedule Only.
** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.
***  Required if Equipment is located at Bioserve Corporation

                    MASTER EQUIPMENT LEASE NO. 053-0002

Under this Master Equipment Lease No. 053-0002 (the "Lease"), dated as of December 31, 1995, Phoenix Leasing Incorporated, a California corporation ("Lessor"), hereby leases to Biex, Inc., a Delaware corporation ("Lessee"), and Lessee hereby leases from Lessor, the equipment (herein called "Equipment") which is described on the schedule attached hereto or any subsequently-executed schedule entered into by Lessor and Lessee and which incorporates this Lease by reference. Any such schedules shall hereinafter individually be referred to as a "Schedule" and collectively be referred to as the "Schedules." Lessor hereby leases the Equipment to Lessee upon the following terms and conditions:

     1. TERM OF AGREEMENT. The term of this Lease begins on the date set forth above and shall continue thereafter and be in effect so long as and at
any time any Schedule entered into pursuant to this Lease is in effect.   The
Initial Term and rent payable with respect to each leased item of Equipment shall be as set forth in and as stated in the respective Schedule(s). The terms of each Schedule hereto are subject to all conditions and provisions
of this Lease as it may at any time be amended.   Each Schedule shall
constitute a separate and independent lease and contractual obligation of Lessee and shall incorporate the terms and conditions of this Master Equipment Lease and any additional provisions contained in such Schedule. In the event of a conflict between the terms and conditions of this Lease and any additional provisions of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only.

     2. NON-CANCELLABLE LEASE. This Lease and any Schedule cannot be cancelled or terminated except as expressly provided herein. This Lease (including all Schedules to this Lease) constitutes a net lease and Lessee agrees that its obligations to pay all rent and other sums payable hereunder (and under any Schedule) and the rights of Lessor and assignee in and to such rent and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any assignee, the manufacturer or seller of the Equipment, or against any person for any reason whatsoever.

    3. LESSOR COMMITMENT. So long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, Lessor agrees to lease to Lessee the groups of Equipment described on each Schedule, subject to the following conditions: (i) that in no event shall Lessor be obligated to lease Equipment to Lessee hereunder where the aggregate purchase price of all Equipment leased to Lessee hereunder would exceed $250,000.00; (ii) the amount of Equipment purchased by Lessor at any one time shall be at lease equal to $25,000.00 except for a final advance which may be less than $25,000.00;
(iii) Lessor shall not be obligated to purchase Equipment hereunder after December 31, 1996; (iv) all Lease documentation required by Lessor has been executed by Lessee or provided by Lessee no later than December 31, 1995; (v) the equipment described on the Schedule is acceptable to Lessor; (vi) with respect to each funding Lessee has provided to Lessor each of the closing documents and other items described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lessor) and which list may be modified for each subsequent funding; (vii) there is no material adverse change in Lessee's condition, financial or otherwise, as determined by Lessor, and Lessee so certifies, from (yy) the date of the most recent financial statements delivered by Lessee to Lessor prior to execution of this Lease, to (zz) the date of the proposed lease of the Equipment; (viii) Lessee is performing according to its business plan referred to as "Biex, Inc. Proforma Income Statement and Balance Sheet November 1994 through March 1997 (Schedules A-1, A-2, A-3, B-1, B-2, B-3 and D" as may be amended from time to time in form and substance acceptable to Lessor ("Business Plan"); (ix) Lessor or its agent has inspected and placed identification labels on the Equipment; (x) Lessee shall offer to Lessor, on an exclusive basis, all lease transactions for equipment contemplated by Lessee until expiration of all Schedules; however if Lessor declines to finance any such transaction or Lessee and Lessor cannot agree upon terms, then Lessee shall be free to seek such financing from any other third party; and (xi) Lessor has received in form and substance acceptable to
Lessor: (a) Lessee's interim financial statements signed by a financial officer of Lessee; (b) evidence of Lessee's receipt of $1,000,000.00 equity by December 1995; and (c) evidence of Lessee's $506,000.00 cash position as of October 31, 1995.

    4. NO WARRANTIES BY LESSOR. (a) Lessee has selected both (i) the Equipment and (ii) the suppliers (herein called "Vendor") from whom Lessor is to purchase the Equipment. LESSOR MAKES NO WARRANTY EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS. (b) If the Equipment is not properly installed, does not operate as represented or warranted by Vendor or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay Lessor all rent payable under this Lease, Lessee hereby waiving any such claims as against Lessor. Lessor hereby agrees to assign to Lessee solely for the purpose of making and prosecuting any said claim, to the extent assignable, all of the rights which Lessor has against Vendor for breach of warranty or other representation respecting the Equipment. Lessor shall have no responsibility for delay or failure to fill the order. (c) Lessee understands and agrees that neither the Vendor nor any salesman or other agent of the Vendor is an agent of Lessor. No salesman or agent of Vendor is authorized to waive or alter any term or condition of this Lease, and no representations as to the Equipment or any other matter by the Vendor shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this Lease. (d) Lessee hereby requests Lessor to purchase Equipment from Vendor and to lease Equipment to Lessee on the terms and conditions of the Lease set forth herein. (e) Lessee hereby authorizes Lessor to insert in this Lease and each Schedule hereto the serial numbers and other identification data of the Equipment when determined by Lessor.

    5. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants that (a) it is a corporation in good standing under the laws of the state of its incorporation, and duly qualified to do business, and will remain duly qualified during the term of this Lease, in each state where the Equipment will be located, as specified on each Schedule hereto; (b) it has full authority to execute and deliver this Lease and perform the terms hereof, and this Lease has been duly authorized and constitutes valid and binding obligations of Lessee enforceable in accordance with its terms; (c) this Lease will not contravene any law, regulation or judgment affecting Lessee or result in any breach of any agreement or other instrument binding on Lessee; (d) no consent of Lessee's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, is a condition to the performance of the terms hereof; (e) there is no action or proceeding pending or threatened against Lessee before any court or administrative agency which might have a materially adverse effect on the business, financial condition or operations of Lessee; (f) no deed of trust, mortgage or third party interest arising through Lessee will attach to the Equipment or the Lease; (g) the Equipment will remain at all times under applicable law, removable personal property, free and clear of any lien or encumbrance in favor of Lessee or any other person, notwithstanding the manner in which the Equipment may be attached to any real property; (h) all credit, financial and any other information submitted to Lessor herewith or any other time is true and correct; and (i) Lessee has provided, or will provide if requested, Lessee's tax identification number.

    6. EQUIPMENT ORDERING. Lessee shall be responsible for all packing, rigging, transportation and installation charges for the Equipment and Lessor may separately invoice Lessee for such charges. Lessee has selected the Equipment itself and shall arrange for delivery of Equipment so that it can be accepted in accordance with Section 7 hereof. Lessee hereby agrees to indemnify and hold Lessor harmless from any claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by Lessor arising out of any purchase orders or assignments executed by Lessor with respect to any Equipment or services relating thereto.

    7. LESSEE ACCEPTANCE. Lessee shall return to Lessor the signed and dated Acceptance Notice attached to each Schedule hereto (a) acknowledging the Equipment has been received, installed and is ready for use and (b) accepting it as satisfactory in all respects for the purposes of this Lease. Lessor is authorized to fill in the Rent Start Date on each Schedule in accordance with the foregoing.

    8. LOCATION; INSPECTION; LABELS. Equipment shall be delivered to and shall not be removed from the Equipment "Location" shown on each Schedule without Lessor's prior written consent, which "Location" shall in all events be within the United States. Lessor shall have the right to inspect Equipment at any reasonable time. Lessee shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of such Equipment which is requested by the Lessee and consented to by Lessor, as well as for any charges due to the installation or moving of the Equipment. The rental payments shall continue during any period in which the Equipment is in transit during a relocation. Lessor or its agent shall mark and label Equipment, which labels shall state Equipment is owned by Lessor, and Lessee shall keep such labels on the Equipment as labeled by Lessor or its agent.

    9. EQUIPMENT MAINTENANCE. (a) GENERAL. Lessee will locate or base each item of Equipment where designated in an Acceptance Notice and will reasonably permit Lessor to inspect such item of Equipment and its maintenance records. Lessee will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Equipment. Except as required herein, Lessee will not make any addition or improvement to any item of Equipment that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become the property of Lessor. (b) SERVICE AND REPAIR. With respect to computer equipment, other than personal computers, Lessee has entered into, and will maintain in effect, Vendor's standard maintenance contact or another contract satisfactory to Lessor for a period equal to the term of each Schedule and extensions thereto which provides for the maintenance of the Equipment and repairs and replacement parts thereof in good condition and working order, all in accordance with the terms of such maintenance contract. Lessee shall have the Equipment certified for the Vendor's standard maintenance agreement prior to delivery to Lessor upon expiration of this Lease. With respect to any other Equipment, Lessee will, at its sole expense, maintain and service, and repair any damage to, each item of Equipment in a manner consistent with prudent industry practice and Lessee's own practice so that such item of Equipment is at all times (i) in the same condition as when delivered to Lessee, except for ordinary wear and tear, (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

   10. LOSS OR DAMAGE. Lessee assumes the entire risk of loss to the Equipment through use, operation or otherwise. Lessee hereby indemnifies and holds harmless Lessor from and against all claims, loss of rental payments, costs, damages, and expenses relating to or resulting from any loss, damage or destructive of the Equipment, any such occurrence being hereinafter called a "Casualty Occurrence." On the first rental payment date following such Casualty Occurrence, or, if there is no such rental payment date, thirty (30) days after such Casualty Occurrence, Lessee shall (i) repair the Equipment, returning it to good operating condition or (ii) replace the Equipment with identical equipment in good condition and repair, the title to which shall vest in Lessor and which thereafter shall be subject to the terms of this Lease; or (iii) pay to Lessor (a) any unpaid accrued amounts relating to such Equipment due Lessor under this Lease up to the date of the Casualty Occurrence, and (b) a sum equal to the Casualty Value as set forth in the Casualty Value table attached to each Schedule hereto for such Equipment. Upon the making of such payment, the term of this Lease as to each unit of Equipment with respect to which the Casualty Value was paid shall terminate.

     11. GENERAL INDEMNITY. Lessee will protect, indemnify and save harmless Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, imposed upon or incurred by or asserted against Lessor or any assignee of Lessor by Lessee or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by the Equipment, including but not limited to, consequential or special damages of any kind, or any failure on the part of Lessee to perform or comply with any of the terms of this Lease. In the event that any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon request of Lessor, will at Lessee's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated and approved by Lessor. Lessee's obligations under this Section 11 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

     12. INSURANCE. Lessee at its expense shall keep the Equipment insured for the entire term and any extensions of this Lease against all risks for at least the replacement value of such Equipment and shall provide for (a) loss payable endorsement to Lessor or any assignee of Lessor. Lessee shall maintain public liability and property damage insurance in an amount not less than $2,000,000, naming Lessor as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days written notice to Lessor before cancellation or material change of any policy of insurance. Lessee will provide Lessor and any assignee of Lessor with a certificate of insurance from the insurer evidencing Lessor's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Equipment. Notwithstanding anything in Section 10 or this
Section 12 to the contrary, this Lease and Lessee's obligations hereunder and under each Schedule shall remain in full force and effect with respect to any unit of Equipment which is not subject to a Casualty Occurrence. If Lessee fails to provide or maintain insurance as required herein, Lessor shall have the right, but shall not be obligated to obtain such insurance. In that event, Lessee shall pay to Lessor the cost thereof.

     13. TAXES. Lessee agrees to reimburse Lessor for, (or pay directly if instructed by Lessor), and agrees to indemnify and hold Lessor harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (all of the foregoing being hereafter referred to as "Impositions") except same as may be attributable to Lessor's income, arising at any time prior to or during the term of this Lease, or upon termination or early termination of this Lease and levied or imposed upon Lessor directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (i) the Equipment, (ii) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (iii) the rentals, receipts, or earnings arising from the Equipment, or any disposition of the rights to such rentals, receipts, or earnings, (iv) any payment pursuant to this Lease, and (v) this Lease or the transaction or any part thereof. Lessee's obligations under this
Section 13 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

     14. PAYMENT BY LESSOR. If Lessee shall fail to make any payment or perform any act required hereunder, then Lessor may, but shall not be required to, after such notice to Lessee as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Lessee. Lessee will upon demand reimburse Lessor for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

     15. SURRENDER OF EQUIPMENT. Upon termination or expiration of this Lease, with respect to each group of Equipment, Lessee will forthwith surrender the Equipment to Lessor delivered in as good order and condition as originally delivered, reasonable wear and tear excepted. Lessor may, at its sole option, arrange for removal and transportation of the Equipment provided that Lessee's obligations under Sections 10, 11 and 12 shall not be released. Lessee shall bear all expenses of delivering (which include, but are not limited to, the de-installation, insurance, packaging and transportation of) the Equipment to Lessor's location or other location within the United States as Lessor may request. In the event Lessee fails to deliver the Equipment as directed above, all obligations of Lessee under this Lease, including rental payments, shall remain in full force and effect until Lessee delivers the Equipment to Lessor.

     16. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, LESSEE SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, EQUIPMENT, OR ANY INTEREST THEREIN, OR (b) SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. LESSOR MAY ASSIGN THIS LEASE OR GRANT A SECURITY INTEREST IN ANY OR ALL EQUIPMENT, OR BOTH, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO LESSEE. If Lessee is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Lessee shall execute such additional documentation as Lessor's assignee shall require. Each such assignee and/or secured party shall have all of the rights, but none of the obligations, of Lessor under this Lease, unless such assignee or secured party expressly agrees to assume such obligations in writing. Lessee shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Lessee may have against Lessor. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lessor, or its assignees, secured parties, or their agents or assigns, shall not interfere with Lessee's right to quietly enjoy use of Equipment subject to the terms and conditions of this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the successors and assignees of the parties hereto. Lessee acknowledges that any such assignment by Lessor will not materially change Lessee's duties or obligations under the Lease or increase any burden of risk on Lessee.

     17. DEFAULT. (a) EVENT OF DEFAULT. Any of the following events or conditions shall constitute an "Event of Default" hereunder: (i) Lessee's failure to pay any monies due to Lessor hereunder or under any Schedule beyond the tenth (10th) day after receipt of notice that the same is due;
(ii) Lessee's failure to comply with its obligations under Section 12 or
Section 16;

(iii) Lessee's failure to comply with or perform any term, covenant, condition, warranty or representation of this Lease or any Schedule hereto or under any other agreement between Lessee and Lessor or under any lease of real property covering the location of Equipment if such failure to comply or perform is not cured by Lessee within thirty (30) days of receipt of notice thereof; (iv) seizure of the Equipment under legal process; (v) the filing by or against Lessee of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vi) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee, or any guarantor ("Guarantor") under any guaranty executed in connection with this Lease ("Guaranty"), for the benefit of its creditors, the appointment of a receiver or trustee for Lessee or any Guarantor for any of Lessee's or Guarantor's assets, the institution by or against Lessee or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee or any Guarantor, PROVIDED that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; or (vii) the making by Lessee or any Guarantor of a transfer of all or a material portion of Lessee's or Guarantor's assets or inventory not in the ordinary course of business.

     (b)  REMEDIES.  If any Event of Default shall have occurred:

     (i) Lessor may proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee, of the applicable covenants of this Lease, or to recover damages therefor; or

    (ii) Lessee will, without demand, on the next rent payment date following the Event of Default, pay to Lessor as liquidated damages which the parties agree are fair and reasonable under the circumstances existing at the time this Lease is entered into, and not as a penalty, an amount equal to the Casualty Value of the Equipment set forth in Exhibit C together with any rent or other amounts past due and owing by Lessee hereunder; and

   (iii)  Lessor may, without notice to or demand upon Lessee;

          (a) Take possession of the Equipment and lease or sell the same or any portion thereof, for such period, amount, and to such entity as Lessor shall elect. The proceeds of such lease or sale will be applied by Lessor (A) first, to pay all costs and expenses, including reasonable legal fees and disbursements, incurred by Lessor as a result of the default and the exercise of its remedies with respect thereto, (B) second, to pay Lessor an amount equal to any unpaid rent or other amounts past due and payable plus the Casualty Value, to the extent not previously paid by Lessee, and (C) third, to reimburse Lessee for the Casualty Value to the extent previously paid. Any surplus remaining thereafter will be retained by Lessor.

          (b) Take possession of the Equipment and hold and keep idle the same or any portion thereof.

               Lessee agrees to pay all internal and out-of-pocket costs of Lessor related to the exercise of its remedies, including direct costs of its in-house counsel and out-of-pocket legal fees and expenses. At Lessor's request, Lessee shall assemble the Equipment and make it available to Lessor at such location as Lessor may designate. Lessee waives any right it may have to redeem the Equipment.

     Repossession of any or all Equipment shall not terminate this Lease or any Schedule unless Lessor notifies Lessee in writing. Any amount required to be paid under this Section shall be increased by a service charge at the rate of 2.0% per month, or the highest rate of interest permitted by applicable law, whichever is less, accruing from the date the Casualty Value or other amounts are payable hereunder until such amounts are paid.

     None of the above remedies is intended to be exclusive, but each is cumulative and in addition to any other remedy available to Lessor, and all may be enforced separately or concurrently.

     18. LATE PAYMENTS. Lessee shall pay to Lender an amount equal to the greater of 18% of all amounts owed Lessor by Lessee which are not paid when due or $100, but in no event an amount greater than the highest rate permitted by applicable law. If such funds have not been received by Lessor at Lessor's place of business or by Lessor's designated agent by the date such funds are due under this Lease, Lessor shall bill Lessee for such charges. Lessee acknowledges that invoices for rentals due hereunder are sent by Lessor for Lessee's convenience only. Lessee's non-receipt of an invoice will not relieve Lessee of its obligation to make rent payments hereunder.

     19. LESSOR'S EXPENSE. Lessee shall pay Lessor all costs and expenses including reasonable attorney's fees and the fees of the collection agencies, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof.

     20. OWNERSHIP; PERSONAL PROPERTY. The Equipment shall be and remain personal property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease, notwithstanding the manner in which it may be attached or affixed to real property, and upon termination or expiration of the Lease term, Lessee shall have the duty and Lessor shall have the right to remove the Equipment from the premises where the same be located whether or not affixed or attached to the real property or any building, at the cost and expense of Lessee.

     21. ALTERATIONS; ATTACHMENTS. No alterations or attachments shall be made to the Equipment without Lessor's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Equipment or which cannot be removed without damage to the Equipment, or which in any way affect the value of the Equipment for purposes or resale or re-lease.

     22. FINANCING STATEMENT. Lessee will execute financing statements pursuant to the Uniform Commercial Code. Lessee authorizes Lessor to file financing statements signed only by Lessor (where such authorization is permitted by law) at all places where Lessor deems necessary.

     23. MISCELLANEOUS. (a) Lessee shall provide Lessor with such corporate resolutions, financial statements and other documents as Lessor shall request from time to time. (b) Lessee represents that the Equipment is being leased hereunder for business purposes. (c) Time is of the essence with respect to this Lease. (d) Lessee shall keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor its annual audited financial statements, unaudited monthly financial statements to include any financial information given to Lessee's Board of Directors, and signed by an officer of Lessee and such other unaudited financial statements as may be reasonably requested by Lessor. (e) Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

     24. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service and shall be directed, as the case may be, to Lessor at 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Account Management and to Lessee at 6693 Sierra Lane, Suite F, Dublin, CA 94568, Attention: ____________________________.

     25. ENTIRE AGREEMENT. Lessee acknowledges that Lessee has read this Lease, understands it and agrees to be bound by its terms, and further agrees that it and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof and supersedes all previous agreements, promises, or representations. The terms and conditions hereof shall prevail notwithstanding any variance with the terms of any purchase order submitted by the Lessee with respect to any Equipment covered hereby.

     26. AMENDMENT. This Lease may not be changed, altered or modified except by an instrument in writing signed by an officer of the Lessor and the Lessee.

     27. WAIVER. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any other breach of the same or any other provision.

     28. SEVERABILITY. If any provision of this Lease is held invalid, such invalidity shall not affect any other provision hereof.

     29. JURISDICTION AND WAIVER OF JURY TRIAL. This Lease shall be governed by and construed under the laws of the State of California. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of this Lease shall be in the Superior Court for Marin County, California, or, in cases where Federal diversity jurisdiction is available, in the United States District Court for the Northern District of California. LESSEE, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE, ANY SCHEDULE, OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH.

     30. NATURE OF TRANSACTION. Lessor makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

     31. SECURITY INTEREST. (a) One executed copy of the Lease will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the lease may be created in any documents other than the "Original." (b) There shall be only one original of each Schedule and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Schedule(s) to this Lease constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Schedule(s) may be created in any documents other than "Original."

     32. SUSPENSION OF OBLIGATIONS. The obligations of Lessor hereunder will be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, storms, accidents, failure of the manufacture to deliver any item of Equipment, governmental regulations or interference, or any cause whatsoever not within the sole and exclusive control of Lessor.

     33. SOFTWARE. For the term of this Lease, and so long as no Event of Default has occurred and is continuing, Lessor hereby assigns to Lessee all of Lessor's rights under any License Agreement executed by Lessor in connection with the Equipment (except for any right of Lessor to be reimbursed for the License Fee). Lessee agrees to be bound by the provisions of any such License Agreement and to perform all obligations of Lessor (except Lessor's payment obligations) thereunder. Lessee acknowledges that all of Lessee's obligations under the Lease with respect to the Equipment will apply equally to the software, including but not limited to Lessee's obligation to pay rent to Lessor.

     34. COMMITMENT FEE. Lessee has paid to Lessor a commitment fee ("Fee") of $5,000.00. The Fee shall be applied by Lessor first to reimburse Lessor for all out-of-pocket UCC search costs, inspections and appraisal fees incurred by Lessor, and then proportionally to the first month's rent for each Schedule hereunder in the proportion that the purchase price of the Equipment leased pursuant to the Schedule bears to Lessor's entire commitment. However, the portion of the Fee which is not applied to rental shall be non-refundable except if Lessor defaults in its obligations pursuant to Section 3.

     35. FINANCE LEASE. The parties agree that this lease is a "Finance Lease" as defined by section 10-103(a)(7) of the California Commercial Code (Cal.Com.C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal.Com.C. Section 10-103(a)(25)) covering Equipment purchased from the "Supplier" (as defined by Cal.Com.C. Section 10-103(a)(24)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract. Lessee hereby waives any rights and remedies Lessee may have under Cal.Com.C. Sections 10-508 through 522.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease.

PHOENIX LEASING INCORPORATED               BIEX, INC.

By:                                        By: /s/ Fred Feldman
   ----------------------------               ---------------------------
Title:        V.P.                         Title:     CEO
      -------------------------                  ------------------------

                                           Headquarters Location:

                                           6693 Sierra Lane, Suite F
                                           Dublin, CA  94568
                                           County of Alameda

Exhibit A - Closing Memorandum

                                                 Exhibit A
                                                 to MASTER EQUIPMENT LEASE
                                                 Dated December 15, 1995

                                CLOSING MEMORANDUM

1.*  Duly executed Master Equipment Lease marked "Original."

2.   Duly executed Schedule marked "Original."

3.   Duly executed Certificate of Acceptance.

4.   Insurance Certificates.

5.* Resolutions of Lessee's Board of Directors, including an incumbency certificate.

6.* Copy of Lessee's articles of incorporation including all amendments, certified by the Secretary of Lessee as being true and complete and in full force and effect.

7.* Certificate from the Secretary of State of Lessee's state of incorporation, from the state in which Lessee's chief executive office is located, if different, and from each state where Lessee is qualified to do business, stating Lessee is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first purchase of Equipment.

8.   Agreement to Allow Removal of Personal Property.**

9.   UCC Financing Statements.

10.  Bill of Sale (for Sale-Leaseback Equipment).

11.  UCC search.

12.  Equipment List, in form and substance satisfactory to Lessor.

13.  Lessee's most recent financial statements.

14. Certificate of Chief Financial Officer stating that no event of default has occurred, there is no material adverse change in the financial condition of Lessee and that the Equipment is free of any encumbrances.

15.* California Civil Code Section 3440 Filing and Published Notice.

16. See Section 3 of Master Equipment Lease for additional preconditions to closing.

*    First Schedule Only.
** Required if any Equipment is a fixture, i.e. attached to real property, or located in certain states.

                                    SCHEDULE
                                    --------

                                        Schedule No. 1 to Lease
                                        Dated as of December 31, 1995
                                        Between BIEX, INC.
                                        and PHOENIX LEASING INCORPORATED

A.   DESCRIPTION AND PURCHASE PRICE OF EQUIPMENT


Description of
Equipment
(quantity, model       Purchase             Mfr./         (Street Address
and serial number)     Price       Rent     Vendor        City, State and County)
-----------------      --------    ----     ------        -----------------------
See Exhibit A attached hereto.              Various       6693 Sierra Lane, Suite F
                                            See Exhibit   Dublin, CA  94568
                                            "A"

Total:                 $72,396.97  $2,099.48

B.    TERMS

Initial Term:     The Initial Term shall commence on the date the Equipment is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for forty-two (42) full months after the "Rent Start Date."


Rent Start Date:  This shall be the first day of the month following the month during which the Initial Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Initial Term commences.


Lease Rate Factor (as a percentage of Equipment's original Purchase Price):
                  2.9%

Monthly Rental Payments in advance.

Initial Rent Due: Payable in advance shall be (1) the first and last month's
                  Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.90% multiplied by the number of days, if any, between (and including) the date the Initial Term commences and (but not including) the Rent Start Date.

C. INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                   Remit Monthly Rental Amount To:

Biex, Inc.                                  Phoenix Leasing Incorporated
6693 Sierra Lane, Suite F.                  P.O. Box 200432
Dublin, CA 94568                            Dallas, TX 75320-0432
Attention: Accounts Payable

D.   CASUALTY VALUES:  See attachment hereto.

E. SPECIAL PROVISIONS: 1. Lessor's payment for Equipment hereunder is conditioned on Lessor's satisfaction that there has been no adverse change in Lessee's financial condition subsequent to initial credit approval, 2. Sale Leaseback Addendum, and 3. Purchase or Renewal Requirement Rider.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED DECEMBER 31, 1995 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

PHOENIX LEASING INCORPORATED                BIEX, INC.

By:                                         By: /s/ Fred Feldman
Title: V.P.                                 Title: CEO
Date: 2/19/96                               Date: 2/3/96

                                  EXHIBIT A                         PAGE 1 of 2

                PHOENIX GROWTH CAPITAL REQUEST FOR SCHEDULE 1

LESSEE NAME:    BIEX, INC.
                8693 SIERRA LANE STE. F
                DUBLIN, CA 94568
                PHONE: 510-556-0300

Equipment Loc:  SAME AS ABOVE.

           Equipment       Serial       Phx.    Invoice   Invoice Amt.  Sales   Check  Check     Deprec.  Net $     Due     Biex
Vendor     Description      No.        tag No.    no.     net of exc.    Tax     No.   Date       cost     Amt.    Vendor  Doc. #
Anthos     HT2 Anthos
Labtec     Plate Reader    12500-1443           95-1197    6,996.00       0.00   4331  12/13/95           6,996.00   0.00       1

Cypress    Laptop
Computer   Computer-
Inc.       Pentium 5200    50904705             NA         3,830.00     315.90   4216  11/6/95            3,830.00   0.00       2

Cypress    NIMH Internal
Computer   battery for
Inc.       laptop          NA                   NA            92.00       7.69   4216  11/6/95               92.00   0.00       2

Cypress    Fax Modem
Computer   for laptop
Inc.                       NA                   1103719      285.00      23.51   4337  12/13/95             285.00   0.00       3

           Battery and
           Adaptor for
           laptop          NA                   1103670      260.00      21.45   4259  11/17/95             260.00   0.00       4

Home       Coleman
Depot      Powermate
           Portable-Elec.
           Generator
           Contractor                           cash
           5000            71230855             receipt      599.00      49.42   4408  12/23/95             599.00   0.00       5
                                                (see employee exp.              (to F.
                                                       form)                     Voss)

Office     Lateral Files
Depot                      NA                   13540110     869.97      71.77   4399  12/23/95             869.97   0.00       6
                                                (see employee exp.              (to J. Mitlelman)
                                                       form)

Sam Clar   4 door lateral
           file with lock  NA                      83454  1,399.95      115.50   4402  12/23/95           1,399.95   0.00       7

Office     Deluxe Work
Max        Table           NA                   50149625    249.99       20.62   4442  1/4/96               249.99   0.00       8

Office     Deluxe Computer
Max        Credenza        NA                   50149625    499.99       41.25   4442  1/4/96               499.99   0.00       8

Papler     H.P. Office                          cash
           Jet Printer     SG559H2002           receipt     699.99       57.75   4309  11/29/95             699.99   0.00      10
                                                (see employee exp.              (to F.
                                                       form)                     Voss)

Computer   AST Pentium
City       P. Computer                          cash
           16MB            435AQZ002852         receipt   2,099.99      173.25   4375  12/14/95           2,099.99   0.00       9

Computer   AST Pentium
City       P. Computer                          cash
           16MB            435AQZ003106         receipt   2,099.99      173.25   4375  12/14/95           2,099.99   0.00       9

Computer   AST Pentium
City       P. Computer                          cash
           16MB            435AQZ001972         receipt   2,099.99      173.25   4375  12/14/95           2,099.99   0.00       9

Computer   H.P. Laserjet                        cash
City       printer         USF8027306           receipt   1,099.99       90.75   4375  12/14/95           1,099.99   0.00       9

Computer   15" Computer                         cash
City       Monitor         8197315              receipt     469.99       38.77   4375  12/14/95             469.99   0.00       9

Computer   15" Computer                         cash
City       Monitor         8197323              receipt     469.99       38.77   4375  12/14/95             469.99   0.00       9

Computer   15" Computer                         cash
City       Monitor         8197301              receipt     469.99       38.77   4375  12/14/95             469.99   0.00       9

Computer   CD ROM for                           cash
City       above           NA                   receipt      59.99        4.95   4375  12/14/95              59.99   0.00       9

Computer   CD ROM for                           cash
City       above           NA                   receipt      59.99        4.95   4375  12/14/95              59.99   0.00       9

Computer   9 Port remote                        cash
City       LAN Hardware    NA                   receipt     175.99       14.52   4375  12/14/95             175.99   0.00       9

Computer   (5) 16 bit
City       ISA combo                            cash
           @ 49.99 ea      NA                   receipt     249.95       20.62   4375  12/14/95             249.95   0.00       9

Computer   IBM Cable                                     cash
City                       NA                    receipt       8.23        0.68   4375  12/14/95               8.23   0.00       9

                                     total cash receipt   9,364.08      772.53  (to F. Voss)
                                     (see employee exp. form for the above Computer City purchases)

Total Schedule                                           25,145.97                                       25,145.97   0.00

                                  EXHIBIT A                         PAGE 2 of 2

                PHOENIX GROWTH CAPITAL REQUEST FOR SCHEDULE 2

LESSEE NAME:    BIEX, INC.
                6693 SIERRA LANE STE. F
                DUBLIN, CA 94568
                PHONE: 510-556-0300

Equipment Loc:  SAME AS ABOVE.

                                                                                                           Amt       Amt
           Equipment       Serial       Phx.    Invoice   Invoice Amt.  Sales   Check  Check     Deprec.   paid      Due      Biex
Vendor     Description      No.        tag No.    no.     net of exc.    Tax     No.   Date       Cost    by Biex   Vendor   Doc. #
David      Cold Room
Findlay    10'X10'X                             letter
Co.        8'3.5"H         NA                   11/6       10,000.00     0.00    4244  11/8/95            3,000.00  7,000.00     11

Carl       Microplate
Creative   Prod.
Systems    Processor
           Air
           Compressor,
           comp grade     SN MWD0070894*        00652      36,000.00        0    4382  1/3/96            21,900.00 14,100.00     12
           A              SN 346706             00652       1,250.00        0    4382  1/3/96                 0.00  1,250.00     12

           *96 Pos. Disp. Head SN is SN MD062995 HM
Total      and wash head SN is SN WM052095 PW              47,250.00     0.00                            24,900.00 22,350.00

                                                                               Funding Amount      -    $72,395.97

                                                                                  -42 Rent         -      2,099.48

                        Attachment to Equipment Schedule No. 1

                                   CASUALTY VALUES


 Month of      Z of Original Equipment   Month of      Z of Original Equipment
Lease Term          Purchase Price      Lease Term          Purchase Price
----------     -----------------------  ----------     -----------------------
     1                  125.00              22                  73.78
     2                  122.56              23                  71.34
     3                  120.12              24                  68.90
     4                  117.68              25                  66.46
     5                  115.24              26                  64.02
     6                  112.80              27                  61.59
     7                  110.37              28                  59.15
     8                  107.93              29                  56.71
     9                  105.49              30                  54.27
    10                  103.05              31                  51.83
    11                  100.61              32                  49.39
    12                   98.17              33                  46.95
    13                   95.73              34                  44.51
    14                   93.29              35                  42.07
    15                   90.85              36                  39.63
    16                   88.41              37                  37.20
    17                   85.98              38                  34.76
    18                   83.54              39                  32.32
    19                   81.10              40                  29.88
    20                   78.66              41                  27.44
    21                   76.22              42                  25.00
                                       Thereafter               25.00



















Lessor's                                               Lessee's
Initials [TO COME]                                     Initials  [TO COME]
         ---------                                               ---------

646.12.95
VC - PLI AS LESSOR SUPPORTING DOCS/1995

                                                Sale Leaseback Addendum
                                                to Schedule No. 1
                                                of MASTER EQUIPMENT LEASE
                                                Dated December 31. 1995
                                                Between BIEX, INC.
                                                and PHOENIX LEASING INCORPORATED

This Addendum to Master Equipment Lease is made and entered into as of February 3, 1996, between Phoenix Leasing Incorporated ("Lessor") and Biex, Inc. ("Lessee").

Notwithstanding anything to the contrary contained in the Lease referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Equipment to and lease the Equipment from Lessor and Lessor shall purchase the Equipment from and lease the Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a) Lessee has the right to sell the Equipment as set forth herein,

     (b) the Equipment and Lessee's right, title and interest in such Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Equipment is equal to the fair market value of such Equipment at the time of sale.

PHOENIX LEASING INCORPORATED            BIEX, INC.

By                                      By Fred Feldman
  ---------------------------             ---------------------------

Title   V.P.                            Title   CEO
     ------------------------                -------------------------

                                                Rider No. I
                                                to Schedule No. 1
                                                of MASTER EQUIPMENT LEASE
                                                Dated as of December 31, 1995
                                                Between BIEX, INC.
                                                and PHOENIX LEASING INCORPORATED



                           PURCHASE OR RENEWAL REQUIREMENT

At the expiration of the Initial Term of this Schedule, and notwithstanding anything to the contrary in the Lease, upon 90 days prior written notice to Lessor, Lessee shall either:

     (1) Purchase AS-IS, WHERE-IS all, but not less than all, of the Equipment covered under this Schedule at the expiration of the Initial Term for fifteen percent (15%) of the Equipment's original purchase price, whereupon Lessor shall issue to Lessee a Bill of Sale for the Equipment transferring it to Lessee without any representation or warranty whatsoever, or

     (2) Extend the Initial Term of this Schedule for an additional twelve (12) months ("Renewal Term") at a rate of 1.50% per month of the Equipment's original purchase price followed by an option to purchase all, but not less than all, the Equipment AS-IS, WHERE-IS for $1.

In the event Lessee does not provide 90 days prior written notice as specified above, Lessee shall be deemed to have selected No. 1 above.

Lessee shall be responsible for all applicable taxes in connection with any purchase of Equipment by Lessee.















Lessor's                                                Lessee's
Initials                                                Initials
         ---------                                               ---------

                                   ATTACHMENT 1
                                   BILL OF SALE


For valuable consideration Biex, Inc. ("Seller") sells to Phonix Leasing Incorporated ("Buyer"), the property listed on Exhibit A hereof (the "Equipment").

Seller convenants and warrants that:

(1) It is the owner of, and has absolute title to, the Equipment which is free and clear of all claims, liens and encumbrances.

(2)  It has not made any prior sale, assignment, or transfer of the Equipment.

(3) It has the present right, power, and authority to sell the Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on February 3, 1996.

                                        BIEX, INC.

                                        By:        Fred Feldman
                                               ---------------------------
                                        Title:     CEO
                                               ---------------------------



646.12.95

                                  ACCEPTANCE NOTICE
                                   SCHEDULE NO. 2

Reference is made to the Master Equipment Lease dated as of December 31, 1995 between Phoenix Leasing Incorporated as Lessor and Biex, Inc. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.


Description of
Equipment
(quantity, model     Purchase              Mfr./     (Street Address
and serial number)   Price        Rent     Vendor    City, State and County)
------------------   --------   --------   ------    -----------------------
See Exhibit A                              Various   6693 Sierra Lane, Suite F
attached hereto.                           See       Dublin, CA 94568
                                           Exhibit
                                           "A"

Total:               $52,288.00 $1,516.35



THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of 10-1-96, 1996.

                                    BIEX, INC.

                                    By:   /s/ Roger Wunderling
                                         --------------------
                                    Name:  ROGER WUNDERLING
                                         --------------------
                                    Title: CFO
                                         --------------------


1a1/572

                                           SCHEDULE
                                           --------


                                               Schedule No. 3 Lease
                                               Dated as of December 31, 1995
                                               Between BIEX, INC.
                                               and PHOENIX LEASING INCORPORATED

A.  DESCRIPTION AND PURCHASE PRICE OF EQUIPMENT


Description of
Equipment
(quantity, model     Purchase              Mfr./     (Street Address
and serial number)   Price        Rent     Vendor    City, State and County)
------------------   --------   --------   ------    -----------------------
See Exhibit A                              Various   6693 Sierra Lane, Suite F
attached hereto.                           See       Dublin, CA 94568
                                           Exhibit
                                           "A"

Total:               $35,995.00 $1,043.86


B.  TERMS

Initial Term:     The Initial Term shall commence on the date the Equipment
                  is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for forty-two (42) full months after the "Rent Start Date."

Rent Start Date:  This shall be the first day of the month following the month during which the Initial Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Initial Term commences.

Lease Rate Factor (as a percentage of Equipment's original Purchase Price): 2.9%

Monthly Rental Payments in advance.

Initial Rent Due: Payable in advance shall be (1) the first and last month's
                  Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.90% multiplied by the number of days, if any, between (and including) the date the Initial Term commences and (but not including) the Rent Start Date.

C. INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:               Remit Monthly Rental Amount To:

Biex, Inc.                              Phoenix Leasing Incorporated
6693 Sierra Lane, Suite F.              P.O. Box 200432
Dublin, CA  94568                       Dallas, TX 75320-0432
Attention:  Accounts Payable



1a1/572

D.  CASUALTY VALUES:  See attachment hereto.

E. SPECIAL PROVISIONS: 1. Lessor's payment for Equipment hereunder is conditioned on Lessor's satisfaction that there has been no adverse change in Lessee's financial condition subsequent to initial credit approval,
    2.  Sale Leaseback Addendum, and 3.  Purchase or Renewal Requirement
    Rider.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED DECEMBER 31, 1995 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

PHOENIX LEASING INCORPORATED           BIEX, INC.

By:                                    By:  /s/ Roger Wunderling
     -----------------------                ------------------------
Title:                                 Title:
     -----------------------                ------------------------
Date:                                  Date:
     -----------------------                ------------------------




1a1/572


PHOENIX GROWTH CAPITAL REQUEST FOR SCHEDULE 3

-----------------------------------------------------------------------------------------------------------------------------------

LESSEE NAME:                      BIEX, INC.
                                  6693 SIERRA LANE, STE F
                                  DUBLIN, CA 94568
                                  PH: (510) 556-0300
-----------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT LOCATION:               SAME AS ABOVE
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        INVOICE AMT
VENDOR                            EQUIPMENT DESCRIPTION                             SERIAL NO.   PHX  TAG  INVOICE NO.  NET OF EXC
-----------------------------------------------------------------------------------------------------------------------------------
Dynatech Laboratories, Inc.       Dias Automated Plate Reader w/ Internal Bar Code                                      13,405.00
Dynatech Laboratories, Inc.       Dias Ambient Shaking Stacker Module                                                    8,455.00
Dynatech Laboratories, Inc.       Dias Ambient Plate Stacker Module                                                      7,125.00
Dynatech Laboratories, Inc.       Dias Multiple Reagent Dispenser 8 Channel Module                                       8,910.00
Dynatech Laboratories, Inc.       Dias Strip Washer Module                                                               6,555.00
Dynatech Laboratories, Inc.       Dias Installation Kit                                                                      0.00
Dynatech Laboratories, Inc.       Time Manager Software                                                                  1,500.00
Dynatech Laboratories, Inc.       Spider Software                                                                        1,000.00
Dynatech Laboratories, Inc.       Dias System Training & Installation Charges                                            2,589.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Dynatech Laboratories, Inc.                                                                                       49,539.75
-----------------------------------------------------------------------------------------------------------------------------------


PHOENIX GROWTH CAPITAL REQUEST FOR SCHEDULE 3 (continued)
-----------------------------------------------------------------------------------------------------------------------------------

LESSEE NAME:                      BIEX, INC.
                                  6693 SIERRA LANE, STE F
                                  DUBLIN, CA 94568
                                  PH: (510) 556-0300
-----------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT LOCATION:               SAME AS ABOVE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 SALES    CHECK     CHECK    DEPREC.    NET $      DUE       BIEX
VENDOR                            EQUIPMENT DESCRIPTION           TAX      NO.       DATE     COST       AMT.    VENDOR     DOC. #
-----------------------------------------------------------------------------------------------------------------------------------
Dynatech Laboratories, Inc.       Dias Automated Plate
                                    Reader w/ Internal Bar Code                                                  13,405.00
Dynatech Laboratories, Inc.       Dias Ambient Shaking
                                    Stacker Module                                                                8,455.00
Dynatech Laboratories, Inc.       Dias Ambient Plate
                                    Stacker Module                                                                7,125.00
Dynatech Laboratories, Inc.       Dias Multiple Reagent
                                    Dispenser 8 Channel Module                                                    8,910.00
Dynatech Laboratories, Inc.       Dias Strip Washer Module                                                        6,555.00
Dynatech Laboratories, Inc.       Dias Installation Kit                                                               0.00
Dynatech Laboratories, Inc.       Time Manager Software                                                           1,500.00
Dynatech Laboratories, Inc.       Spider Software                                                                 1,000.00
Dynatech Laboratories, Inc.       Dias System Training &
                                    Installation Charges                                                          2,589.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Dynatech Laboratories, Inc.                                                                                49,539.75
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE


                                               Schedule No. 4 to Lease
                                               Dated as of December 31, 1995
                                               Between BIEX, INC.
                                               and PHOENIX LEASING INCORPORATED


A.  DESCRIPTION AND PURCHASE PRICE OF EQUIPMENT


Description of
Equipment
(quantity, model      Purchase              Mfr./       (Street Address
and serial number)    Price        Rent     Vendor      City, State and County)
------------------    -----        ----     ------      ------------------------
See Exhibit A attached hereto.


Total:                $46,415.96   $1,346.06

B.  TERMS

Initial Term:     The Initial Term shall commence on the date the Equipment
                  is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for forty-two (42) full months after the "Rent Start Date."

Rent Start Date:  This shall be the first day of the month following the month during which the Initial Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Initial Term commences.

Lease Rate Factor (as a percentage of Equipment's original Purchase
Price): 2.9%

Monthly Rental Payments in advance.

Initial Rent Due: Payable in advance shall be (1) the first and last month's
                  Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.90% multiplied by the number of days, if any, between (and including) the date the Initial Term commences and (but not including) the Rent Start Date.

C. INVOICE INFORMATION: Lesee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:               Remit Monthly Rental Amount To:

Biex, Inc.                              Phoenix Leasing Incorporated
6693 Sierra Lane, Suite F.              P.O. Box 200432
Dublin, CA  94568                       Dallas, TX  75320-0432
Attention:  Accounts Payable

D.  CASUALTY VALUES:  See attachment hereto.

E. SPECIAL PROVISIONS: 1. Lessor's payment for Equipment hereunder is conditioned on Lessor's satisfaction that there has been no adverse change in Lessee's financial condition subsequent to initial credit approval, 2. Sale Leaseback Addendum, and 3. Purchase or Renewal Requirement Rider.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED DECEMBER 31, 1995 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

PHOENIX LEASING INCORPORATED            BIEX, INC.

By:                                     By: /s/ Roger Wunderling
   --------------------------------        ------------------------------------

Title: Contract/Administrator           Title: CFO
      -----------------------------           ---------------------------------

Date:  8-29-96                          Date:  8-26-96
     ------------------------------          ----------------------------------

Schedule No. 4                                                           8/23/96

                                   BIEX, INC.
                        PHOENIX LEASING FUNDING REQUEST

                                   EXHIBIT A

Lessee Name:   Biex, Inc.
               6693 Sierra Lane, Suite F
               Dublin, CA  94568
               (510)556-0300

Equip. location:         Same as above


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Funding Request
                                                                                                       ------------------------ Biex
                                                                    Invoice Amt ---------        Check Deprec Net Amt.  Amt Due  Doc
     Vendor           Equipment Description         Serial# Invoice# Net of exc Sales Tax Check# Date   Cost  due Biex  Vendor    #
------------------------------------------------------------------------------------------------------------------------------------
Computer City      Deskjet 660C Printer                       48927    379.99     31.35   4544  02/02/96  0.83    315.39   0     1
                                                                     (exp report R Wunderling)

Paradigm Micro Sys HP Jet Direct print server J2382B          16001    389.00     32.09   4523  01/29/96  0.83    322.87   0     2
                   UPS cable                                  16001     33.00      2.72   4523  01/29/96  0.83     27.39   0     2
                   APC BackUp UPS 600                         16001    285.00     23.51   4523  01/29/96  0.83    236.55   0     2
                                                                                                          0.83      0.00
Paradigm Micro Sys Conner MS-4000 ext tape backup             16002    625.00     51.56   4523  01/29/96  0.83    518.75   0     3
                   Adaptec AVA 1515 SCSI adaptor              16002     99.00      8.17   4523  01/29/96  0.83     82.17   0     3
                   Sony mini data cartridges (4)              16002    132.00     10.89   4523  01/29/96  0.83    109.56   0     3

Office Max         Flexible Use Chairs                       726548    129.99     10.72   4555  02/08/96  0.92    119.59   0     4
                   Flexible Use Chairs                       726548    129.99     10.72   4555  02/08/96  0.92    119.59   0     4
                   Flexible Use Chairs                       726548    129.99     10.72   4555  02/08/96  0.92    119.59   0     4

Cypress Computer   16MB RAM                                 1104080    350.00             4947  02/26/96  0.92    322.00   0     5

Computer City      15" SF VG monitor                          43229    499.99     41.25   4503  01/15/96  0.83    414.99   0     6
                   15" SF VG monitor                          43229    499.99     41.25   4503  01/15/96  0.83    414.99   0     6
                   BMB 2x3327 ons                             43229    259.99     21.45   4503  01/15/96  0.83    215.79   0     6
                   812 P-100 8/1200 4                         43229  1,799.99    148.50   4503  01/15/96  0.83  1,493.99   0     6
                   Surge master 6 outlet                      43229     14.99      1.24   4503  01/15/96  0.83     12.44   0     6
                   ISA Combo ET                               43229     49.99      4.12   4503  01/15/96  0.83     41.49   0     6
                   8MB 2x3327 ons                             43229    259.99     21.45   4503  01/15/96  0.83    215.79   0     6
                   812 P-100 8/1200 4                         43229  1,799.99    148.50   4503  01/15/96  0.83  1,493.99   0     6
                   Surge master 6 outlet                      43229     14.99      1.24   4503  01/15/96  0.83     12.44   0     6
                   ISA Combo ET                               43229     49.99      4.12   4503  01/15/96  0.83     41.49   0     6
                                                                     (H. Fred Voss exp report)
The Good Guys      Sony PD141 CD Player                      927845     79.99      8.60   4503  01/15/96  0.83     66.39   0     6
                                                                     (H. Fred Voss exp report)
Circuit City       Refrigerator                           23601050053  559.95     46.19   4996  02/26/96  0.92    515.15   0     7
                                                                     (exp report Joann Mittleman)

Schedule No. 4                                                           8/23/96

                                   BIEX, INC.
                        PHOENIX LEASING FUNDING REQUEST

                                   EXHIBIT A

Lessee Name:   Biex, Inc.
               6693 Sierra Lane, Suite F
               Dublin, CA  94568
               (510)556-0300

Equip. location:         Same as above


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Funding Request -
                                                                                                       ------------------------ Biex
                                                                    Invoice Amt ---------        Check Deprec Net Amt.  Amt Due  Doc
     Vendor           Equipment Description         Serial# Invoice# Net of exc Sales Tax Check# Date   Cost  due Biex  Vendor    #
------------------------------------------------------------------------------------------------------------------------------------
Office Max         Xerox Copier                                 601  5,999.00    494.92   4527  01/29/96 0.83  4,979.17    0     8

Baxter Scientific  Balance, Capacity 2106                    1526909   895.00     53.70   4546  02/05/96 0.92    823.40    0     9

Sam Clar           4 Dr Lateral file w/ lock                  86581  1,399.95    115.50   4667  03/22/96 0.92  1,287.95    0    10
                   RH Oak desks                               87571    309.95     25.57   4797  04/18/96 0.92    285.15    0    11
                   RH Comp Return Oak                         87571    230.00     18.98   4797  04/18/96 0.92    211.60    0    11
                   RH Oak desks                               87571    309.95     25.57   4797  04/18/96 0.92    285.15    0    11
                   RH Comp Return Oak                         87571    230.00     18.98   4797  04/18/96 0.92    211.60    0    11
                   LH Desk                                    87571    369.95     30.52   4797  04/18/96 0.92    340.35    0    11
                   LH Comp Return Oak                         87571    230.00     18.98   4797  04/18/96 0.92    211.60    0    11

Sam Clar           5 shelf bookcase                           88906     99.95      8.25   4914  05/15/96 0.92     91.95    0    12
                   5 shelf bookcase                           88906     99.95      8.24   4914  05/15/96 0.92     91.95    0    12
                   Credenza                                   88906    199.95     16.50   4914  05/15/96 0.92    183.95    0    12

Computer City      Belk F3L791-07                             68298     31.96      2.64   4610  03/13/96 0.92     29.40    0    13
                   Sony 15" Multiscan SF VGA.25 pitch         68298    449.00     37.04   4610  03/13/96 0.92    413.08    0    13
                   Sony 15" Multiscan SF VGA.25 pitch         68298    449.00     37.04   4610  03/13/96 0.92    413.08    0    13
                   GVCT NX-16BT 16 BIT ISA Combo              68298     49.99      4.12   4610  03/13/96 0.92     45.99    0    13
                   Asii 626 P-133 16/1200 6X 28.8             68298  2,099.99    173.25   4610  03/13/96 0.92  1,931.99    0    13
                   Sony 15" Multiscan SF VGA.25 pitch         68298    449.00     37.04   4610  03/13/96 0.92    431.08    0    13
                   GVCT NX-16BT 16 BIT ISA Combo              68298     49.99      4.12   4610  03/13/96 0.92     45.99    0    13
                   Asii 626 P-133 16/1200 6X 28.8             68298  2,099.99    173.25   4610  03/13/96 0.92  1,931.99    0    13

U.S. Filters       Water Purification System                 495579  4,596.25    379.10   4824  04/29/96 0.92  4,228.55    0    15

Office Depot       42" Lateral File                     15045943-001   469.99     38.77   4839  04/30/96 0.92    432.39    0    16
                   Sanyo Transcriber                                   259.99     21.45   4839  04/30/96 0.92    239.19    0    17

Office Max         Computer                                  173401  1,878.00    154.94   4883  05/08/96 0.92  1,878.00    0    21
------------------------------------------------------------------------------------------------------------------------------------

Schedule No. 4                                                          8/23/96
                                  BIEX, Inc.
                      Phoenix Leasing Funding Request

                                 Exhibit A


Lessee Name:          Biex, Inc.
                      6693 Sierra Lane, Suite F
                      Dublin, CA 94568
                      (510) 556-0300

Equip. location:      Same as above


                                                                                                  Funding Request
                                                                                           ----------------------------
            Equipment                             Invoice Amt             Check    Check   Deprec    Net Amt.  Amt. Due  Biex Doc
Vendor     Description       Serial #  Invoice #  Net of exc  Sales Tax     #      Date     Cost     due Biex   Vendor       #
----------------------------------------------------------------------------------------------------------------------------------
Stewarts   Office Desks                 146619      324.00     26.73       5064   06/05/96  100%      324.00      0         22
           Office Desks                 146619      324.00     26.73       5064   06/05/96  100%      324.00      0         22
           Office Desks                 146619      324.00     26.73       5064   06/05/96  100%      324.00      0         22
           Credenza                     146619      303.00     25.00       5064   06/05/96  100%      303.00      0         22
           Credenza                     146619      303.00     25.00       5064   06/05/96  100%      303.00      0         22
           Cabinet                      146619      169.00     13.94       5064   06/05/96  100%      169.00      0         22
                                               tax on shipping  3.71       5064   06/05/96  100%                            22

Cypress    Computers                  1104756-1   2,340.00    193.05       5043   06/04/96  100%    2,340.00      0         23

Bioserve   Validation document for      11106     1,000.00                 5047   06/04/96  100%    1,000.00      0         24
           Carl creative system

Office     2 Dr 42" Lateral File                    289.99      8.26       5022   05/29/96  100%      289.99      0         25
 Depot     42" 5 Drawer Lateral                     579.99     16.53       5219   07/10/96  100%      579.99      0         26


OfficeMax  Computer                     173444    2,079.00    171.52       5219   07/10/96  100%    2,079.00      0         27

Appliance  GE Freezer                  2197920      531.00     43.81       5208   07/10/96  100%      531.00      0         28
 Parts

Cypress    2 APC Smart UPS 700 VA     1104840-1     730.00     60.23       5190   07/03/96  100%      730.00      0         29
 Computer

----------------------------------------------------------------------------------------------------------------------------------

Schedule No. 4                        BIEX, Inc.                        8/23/96
                           Phoenix Leasing Funding Request

                                      Exhibit A




Lessee Name:        Biex, Inc.
                    6693 Sierra Lane, Suite F
                    Dublin, CA  94568
                    (510) 556-0300

Equip. location:    Bioserv Corporation
                    5340 Eastgate Mall
                    San Diego, CA  92121

----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE #4

                                                                           Invoice Amt                                     Check
                                                                                          ----------
  Vendor              Equipment Description    Serial #      Invoice #     Net of exc      Sales Tax        Check #         Date
----------------------------------------------------------------------------------------------------------------------------------
Cart Creative       Wet Ring Vacuum Pump
                      system                                     698        3,550.00        292.68          5030         05/30/96

                    Automatic Fluid
                      Replenish System                           698        3,000.00        247.50          5030         05/30/96

                    Recirculation System                         709        1,500.00        123.75          5030         05/30/96
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                          Funding Request -
                                               -------------------------------------
                                               Deprec         Net Amt.        Amt Due       Biex Doc

  Vendor              Equipment Description     Cost          due Biex        Vendor            #
----------------------------------------------------------------------------------------------------
Cart Creative       Wet Ring Vacuum Pump
                      system                       0         3,550.00           0              19

                    Automatic Fluid
                      Replenish System             0         3,000.00           0              19

                    Recirculation System           0         1,500.00           0              20
----------------------------------------------------------------------------------------------------

Schedule No. 4                        BIEX, Inc.                     8/23/96
                           Phoenix Leasing Funding Request

                                      Exhibit A




Lessee Name:        Biex, Inc.
                    6693 Sierra Lane, Suite F
                    Dublin, CA  94568
                    (510) 556-0300

Equip. location:    Biex, Inc
                    885 Arapahoe Ave
                    Boulder, CO 80302

----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE #4

                                                                           Invoice Amt                                     Check

  Vendor              Equipment Description    Serial #      Invoice #     Net of exc      Sales Tax        Check #         Date
----------------------------------------------------------------------------------------------------------------------------------
Price Club          Brother Fax Machine                                      249.99          18.87          4735         04/05/96

                                                                      (Dullien Reimbursement)

Office Max          HP Office Jet 350 Printer              016176253-001     599.99          43.50          4899         05/13/96

----------------------------------------------------------------------------------------------------------------------------------
Total all Pages                                                           50,026.56       3,320.48

----------------------------------------------------------------------------------------------------
                                                          Funding Request -
                                               -------------------------------------
                                               Deprec         Net Amt.        Amt Due       Biex Doc

  Vendor              Equipment Description     Cost          due Biex        Vendor            #
----------------------------------------------------------------------------------------------------
Price Club          Brother Fax Machine          92%          229.99             0            14

Office Max          HP Office Jet 350 Printer    92%          599.99             0            18

----------------------------------------------------------------------------------------------------
Total all pages                                            46,415.96             0.00

                                            SCHEDULE
                                            --------

                                                Schedule No. 5 to Lease
                                                Dated as of December 31, 1995
                                                Between BIEX, INC.
                                                and PHOENIX LEASING INCORPORATED

A. DESCRIPTION AND PURCHASE PRICE OF EQUIPMENT


Description of
Equipment
(quantity, model         Purchase                  Mfr./    (Street Address
and serial number)        Price        Rent        Vendor    City, State and County)
------------------      ----------   ---------     ------   -------------------------

See Exhibit A attached hereto.

Total:                  $12,336.65   $357.76



B.  TERMS

Initial Term:      The Initial Term shall commence on the date the Equipment is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for forty-two (42) full months after the "Rent Start Date."

Rent Start Date:   This shall be the first day of the month following the
                   month during which the Initial Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Initial Term commences.

Lease Rate Factor (as a percentage of Equipment's original Purchase Price): 2.9:

Monthly Rental Payments in advance.

Initial Rent Due:  Payable in advance shall be (1) the first and last month's
                   Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.90% multiplied by the number of days, if any, between (and including) the date the Initial Term commences and (but not including) the Rent Start Date.

C. INVOICE INFORMATION: Lessee's and Lessor's addresses for invoice purposes for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                   Remit Monthly Rental Amount To:

Biex, Inc.                                  Phoenix Leasing Incorporated
6693 Sierra Lane, Suite F.                  P.O. Box 200432
Dublin, CA 94568                            Dallas, TX 75320-0432
Attention: Accounts Payable



lal/572

Lessee Name   Biex, Inc.
              6693 Sierra Lane, Suite F
              Dublin, CA 94568
              (510) 556-0300
Equip.
location            Same as above

SCHEDULES
                                                                                        reclass    Invoice       Exclusions
                                                                             Balance     ship & Amt Net of  -------------------
Vendor        Equipment Description        Serial #  Phx Tag #  Invoice #     Per GL        tax        axc   Shipping  Sales Tax
--------------------------------------------------------------------------------------------------------------------------------
Bioserv       Validation Documents           QAP032                 11155   1,000.00
              Validation Documents           QAP025                 11155   1,000.00
              Validation Documents           QAP020                 11155   1,000.00
              Validation Documents           QAP027                 11155   1,000.00
              Validation Documents           QAP024                 11155   1,000.00
                                                                               30.00      30.00                 30.00
                                                                            5,030.00              5,000.00
                                                                                                 ---------
                                                                                                 ---------

Cypress
Computer      Pentium 75 MHZ CPU                                1105176.1     995.90      75.90                            75.90
                                                                                                    920.00
                                                                                                 ---------
                                                                                                 ---------

Appliance
Parts
Distributor   GE 21 cu ft Freezer         SR 161542               2210252     499.00
              GE 21 cu ft Freezer         SR 161538               2210252     499.00
                                                                               82.34      82.34                            82.34
                                                                            1,080.34                998.00
                                                                                                 ---------
                                                                                                 ---------

Fry's
Electronics   Computer parts + Monitor                             665263     593.33      45.16     516.17                 45.16
                                                                                                 ---------
                                                                                                 ---------

DataPath
Systems       CCO Barcode Reader XT/AT       606739                  9178     475.48      45.48     430.00      10.00      35.48
                                                                                                 ---------
                                                                                                 ---------

Data
Collection
Products Co.  Printer S500 Serial           5024532                105472   1,726.00      50.00   1,676.00                 50.00
                                                                                                 ---------
                                                                                                 ---------

OfficeMax     26 1/2" 2 Drawer Letter
              File Cabinet                                                     69.00
              36" 2 Drawer Lateral File
              Cabinet                                                         254.99
                                                                                8.38       8.38               (20.00)      28.38
                                                                              352.37                343.99
                                                                                                 ---------
                                                                                                 ---------

OfficeMax     36" 2 Drawer Lateral File
              Cabinet                                                         254.99
                                                                                1.04       1.04               (20.00)      21.04
                                                                              258.03                254.99
                                                                                                 ---------
                                                                                                 ---------

OfficeMax     Okidata Page Printer          1071099                997546     433.97
                                                                               35.80      35.80                            35.80
                                                                              469.77                433.97
                                                                                                 ---------
                                                                                                 ---------

OfficeMax     Digital Equipment 14"
              Monitor                     6066300082               997918     392.53
                                                                               32.38      32.38                            32.38
                                                                              424.91                392.53
                                                                                                 ---------
                                                                                                 ---------

Comtek
Computer      Pentium 100MHZW                                        9178   1,339.00
                                                                               90.47      90.47                            90.47
                                                                            1,429.47              1,339.00
                                                                                                 ---------
                                                                                                 ---------
Total                                                                      12,833.60     496.95  12,336.65       0.00     406.95
                                                                                                 ---------
                                                                                                 ---------


SCHEDULES
                                              Funding Request
                                        ----------------------------              Total Pd   Total Pd
                              Check     Deprec     Amt Pd    Amt Due   Biex Doc      These         On
Vendor           Check #       Date       Cost    by Biex     Vendor          #      Items    Invoice
-----------------------------------------------------------------------------------------------------
Bioserv             5231   07/16/96          0   5,030.00          0          1   5,030.00   5,030.00

Cypress
Computer            5315   08/14/98          0     905.00          0          2     995.90     905.90

Appliance
Parts
Distributor         5531   09/26/96          0   1,080.34          0          3   1,080.34   1,080.34

Fry's
Electronics         5534   09/26/96          0     593.33          0          4     593.33     593.33

DataPath
Systems             5627   10/30/96          0     475.48          0          5     475.48     475.48

Data
Collection
Products Co.                                 0                  1726          6

OfficeMax           5637   10/30/96          0     352.37          0          7   1,519.91     352.37

OfficeMax           5837   10/30/96          0     258.03          0          8   1,519.91     258.03

OfficeMax           5837   10/30/96          0     469.77          0          9   1,519.91     469.77

OfficeMax           5659   11/06/96          0     424.91          0         10     949.41     424.91

Comtek
Computer            5610   10/30/96          0   1,429.47          0         11   1,429.47   1,420.47

Total                                           11,107.60   1,726.00             15,113.66  11,107.60